[logo] MFS(R)                                                Annual Report for
       THE FIRST NAME IN MUTUAL FUNDS                               Year Ended
                                                             December 31, 1995

MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust

[Picture of two men in front of a window]

MFS(R) BOND SERIES

A SERIES OF MFS(R)  VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
Geoffrey L. Kurinsky*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information, contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP

Dear Contract Owner:

An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income investments in the Trust experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns.

U.S. Outlook

Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets

Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Comments from the portfolio manager of this Series are presented on the following page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                          /s/ Geoffrey L. Kurinsky

    A. Keith Brodkin                              Geoffrey L. Kurinsky
    Chairman and President                        Portfolio Manager

January 12, 1996

MFS(R) BOND SERIES

The Bond Series commenced investment operations on October 24, 1995, and provided a total return of +3.02% from that date through December 31, 1995. This compares to a +3.14% return for the unmanaged Lehman Brothers
Government/Corporate Bond Index.*

Based on our constructive outlook for U.S. interest rates, we have deployed the initial allocation of assets in the Series into the longer end of the market. The duration of the Series ended the year at six years, roughly 20% longer than what is considered a normal interest-rate sensitivity.

In terms of structure, we have been able to deploy 34% of assets into the investment-grade corporate market and 8% into the high-yield bond market. The balance is comprised of 41% in U.S. Treasuries and 17% in cash. Our target structure, which we will continue to work toward, is 50% in investment-grade corporate bonds, and 15% in the high-yield corporate market, with the remaining 35% being deployed in the U.S. Government mortgage markets. Given our view that credit quality trends will continue to improve in 1996, we continue to emphasize holdings in the corporate bond market.

PORTFOLIO MANAGER PROFILE

Geoffrey Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989 and Senior Vice President in 1993. Mr. Kurinsky has managed the MFS Bond Series since its inception in October 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of the MFS Bond Series shares in comparison to a market indicator.

AGGREGATE TOTAL RETURNS                                   10/24/95* -
                                                          12/31/95
----------------------------------------------------------------------
MFS Bond Series                                             +3.02%
----------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index+(1)         +3.14%
----------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  * Commencement of investment operations; benchmark comparisons are from October 31, 1995.
  + The Lehman Brothers Government/Corporate Bond Index is an unmanaged, market-value weighted index of all debt obligations of the U.S. Treasury and U.S. Government Agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, non-convertible, investment grade domestic corporate debt. It is not possible to invest in an index.
(1) Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Bonds - 87.7%

----------------------------------------------------------------------------
                                            Principal Amount
Issuer                                      (000 Omitted)         Value
----------------------------------------------------------------------------
 Financial Institutions - 11.5%
    Banks and Credit Companies - 4.5%
    Bankers Trust N.Y., 7.5s, 2015                   $    10     $   10,200
----------------------------------------------------------------------------
    Insurance - 2.5%
    Travelers Group, Inc., 7.875s, 2025              $     5     $    5,597
----------------------------------------------------------------------------
    Other - 4.5%
    Associates Corp., 6.375s, 2005                   $    10     $   10,183
----------------------------------------------------------------------------
 Industrials - 27.1%
    Aerospace - 2.5%
    Loral Corp., 8.375s, 2024                        $     5     $    5,742
----------------------------------------------------------------------------
    Forest & Paper Products - 2.2%
    Noranda Forest Inc., 6.875s, 2005                $     5     $    5,115
----------------------------------------------------------------------------
    Oils - 2.2%
    Tenneco, Inc., 6.5s, 2005                        $     5     $    4,974
----------------------------------------------------------------------------
    Publishing - 2.2%
    News America Holdings, Inc., 7.75s, 2045         $     5     $    4,987
----------------------------------------------------------------------------
    Special Services and Products - 4.4%
    Fisher Scientific International, 7.125s, 2005    $     5     $    4,991
    ITT Corp., 6.75s, 2005                                 5          5,021
                                                                 -----------
                                                                 $   10,012
----------------------------------------------------------------------------
    Telecommunications - 2.2%
    Lenfest Communications, 8.375s, 2005             $     5     $    5,019
----------------------------------------------------------------------------
    Utilities - Electric - 6.8%
    Coastal Corp., 7.75s, 2035                       $    10     $   10,382
    Long Island Lighting Co., 8.9s, 2019                   5          5,048
                                                                 -----------
                                                                 $   15,430
----------------------------------------------------------------------------
    Utilities - Gas - 4.6%
    Southern Union Co., 7.6s, 2024                   $    10     $   10,419
----------------------------------------------------------------------------
Transportation - 5.3%
    Delta Air Lines, Inc., 9.75s, 2021               $     5     $    6,169
    United Air Lines, Inc., 9.75s, 2021                    5          5,998
                                                                 -----------
                                                                 $   12,167
----------------------------------------------------------------------------
U.S. Government Obligations - 43.8%
    U. S. Treasury Notes, 7.5s, 2002                 $    90     $   99,787
----------------------------------------------------------------------------
Total Bonds (Identified Cost, $195,739)                          $  199,632
----------------------------------------------------------------------------
 Other Assets, Less Liabilities - 12.3%                          $   28,303
----------------------------------------------------------------------------
Net Assets - 100.0%                                              $  227,935
----------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
December 31, 1995
-----------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $195,739)                $199,632
   Cash                                                               36,949
   Interest receivable                                                 2,228
   Receivable from investment adviser                                  5,415
   Deferred organization expenses                                      8,851
                                                                    --------
         Total assets                                               $253,075
                                                                    --------
Liabilities:
   Payable for investments purchased                                $ 11,810
   Payable to affiliates for management fee                               11
   Accrued expenses and other liabilities                             13,319
                                                                    --------
         Total liabilities                                          $ 25,140
                                                                    --------
Net assets                                                          $227,935
                                                                    ========
Net assets consist of:
   Paid-in capital                                                  $223,852
   Unrealized appreciation on investments                              3,893
   Accumulated undistributed net realized gain on investments            190
                                                                    --------
         Total                                                      $227,935
                                                                    ========
Shares of beneficial interest outstanding                             22,360
                                                                    ========
Net asset value, offering price and redemption price per share
   (net assets of $227,935 / 22,360 shares
   of beneficial interest outstanding)                               $10.19
                                                                    ========

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------
Period Ended December 31, 1995*
-----------------------------------------------------------------------
Net investment income:
   Interest income                                            $  2,423
                                                              --------
   Expenses -
     Management fee                                           $    247
     Trustees' compensation                                        508
     Shareholder servicing agent fee                                14
     Auditing fees                                              10,507
     Printing                                                    4,032
     Legal fees                                                  2,182
     Amortization of organization expenses                         337
     Custodian fee                                                  10
     Miscellaneous                                                 198
                                                              --------
         Total expenses                                       $ 18,035
     Reduction of expenses by investment adviser               (17,623)
                                                              --------
         Net expenses                                         $    412
                                                              --------
           Net investment income                              $  2,011
                                                              --------
Realized and unrealized gain on investments:
   Realized gain on investment transactions
    (identified cost basis)                                   $    643
   Change in unrealized appreciation on investments              3,893
                                                              --------
     Net realized and unrealized gain on investments          $  4,536
                                                              --------
       Increase in net assets from operations                 $  6,547
                                                              ========

*For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------
Period Ended December 31, 1995*
---------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                          $  2,011
   Net realized gain on investments                                    643
   Net unrealized gain on investments                                3,893
                                                                  ---------
     Increase in net assets from operations                       $  6,547
                                                                  ---------
Distributions declared to shareholders -
   From net investment income                                     $ (2,011)
   From net realized gain on investments                              (453)
                                                                  ---------
   Total distributions declared to shareholders                   $ (2,464)
                                                                  ---------
Series share (principal) transactions -
   Net proceeds from sale of shares                               $217,828
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                                2,464
   Cost of shares reacquired                                        (5,040)
                                                                  ---------
     Increase in net assets from Series share transactions        $215,252
                                                                  ---------
       Total increase in net assets                               $219,335
Net assets:
   At beginning of period                                            8,600
                                                                  ---------
   At end of period                                               $227,935
                                                                  ========

*For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
Period Ended December 31, 1995*
------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period                     $ 10.00
                                                          -------
Income from investment operations# -
   Net investment incomess.                               $  0.09
   Net realized and unrealized gain on investments           0.21
                                                          -------
       Total from investment operations                   $  0.30
                                                          -------
Less distributions declared to shareholders -
   From net investment income                             $ (0.09)
   From net realized gain on investments                    (0.02)
                                                          -------
       Total distributions declared to shareholders       $ (0.11)
                                                          -------
Net asset value - end of period                           $ 10.19
                                                          =======
Total return                                                3.02%++
 Ratios (to average net assets)/Supplementary data(S):
   Expenses                                                 1.00%+
   Net investment income                                    4.89%+
Portfolio turnover                                            55%
Net assets at end of period (000 omitted)                 $   228

 * For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.
 +  Annualized.
++  Not annualized.
 #  Per share data is based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

      Net investment loss                                 $ (0.70)
            Ratios (to average net assets):
         Expenses                                           43.85%+
            Net investment loss                           (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on October 24, 1995. As of December 31, 1995 there were five shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $17,623.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   Purchases           Sales
------------------------------------------------------------------------------
   U.S. government securities                     $   189,984      $   92,278
                                                  -----------      ----------
   Investments (non-U.S. government securities)   $   109,962      $   11,929
                                                  -----------      ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                                  $  195,739
                                                                   ==========
   Gross unrealized appreciation                                   $    3,948
   Gross unrealized depreciation                                          (55)
                                                                   ----------
   Net unrealized appreciation                                     $    3,893
                                                                   ==========

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

Period Ended December 31, 1995*                                                  Shares           Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                                                      21,762         $217,828
Shares issued to shareholders in reinvestment
  of distributions                                                                  242            2,464
Shares reacquired                                                                  (504)          (5,040)
                                                                                 ------         ---------
Net increase                                                                     21,500         $215,252
                                                                                 ======         ========

*For the period from commencement of investment operations, October 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from October 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996

-----------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.


                                                           VFB-2-2/96/1.5M